UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): May 7, 2009
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 7, 2009, Chico’s FAS, Inc. (the “Company”) issued a press release announcing the planned implementation of JDA® Enterprise Planning, JDA®Assortment Planning and JDA® Allocation for its three women’s retail brands, Chico’s, White House | Black Market and Soma Intimates. In addition, the Company disclosed the impact of this announcement on its results of operations for the first quarter of fiscal 2009 ended May 2, 2009.
     A copy of the press release issued on May 7, 2009 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
     The information presented under Item 2.02 is incorporated by reference into this Item 7.01.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
     Exhibit 99.1 Chico’s FAS, Inc. Press Release dated May 7, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: May 7, 2009	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger, Executive Vice President – Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Chico’s FAS, Inc. Press Release dated May 7, 2009

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